Exhibit 99.01

ReachLocal Reports Second Quarter 2013 Results

Announces Partnership with Yelp to Power Home Services Bookings

ClubLocal Launches in San Francisco; ReachEdge Moving to General Release

(WOODLAND HILLS, CA) – August 6, 2013 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in local online marketing and commerce solutions for small- and medium-sized businesses (SMBs), today reported financial results for the second quarter ended June 30, 2013.

In a separate release, ReachLocal also announced a partnership with Yelp (NYSE: YELP). Beginning in the fourth quarter of this year, users of ReachCommerce, ReachLocal’s recently introduced online booking and buying system, will have the exclusive ability in the home services category to automatically integrate booking functionality into their Yelp profiles. Yelp visitors will be able to book appointments in real-time, directly through www.yelp.com.

Q2 Highlights

●

Year-over-year revenue grew 13% (14% on a constant currency basis) highlighted by 38% growth in international markets (41% on a constant currency basis) and 15% growth in the Direct Local channel (16% on a constant currency basis).

●	International revenue expanded to 32% of revenue (33% on a constant currency basis), up from 27% a year ago.
●	Adjusted EBITDA grew 18% to $7.0 million, compared to $5.9 million a year ago.
●	Year-over-year Active Advertisers and Active Campaigns each grew 11% to 23,700 and 35,100, respectively.
●	Launched Direct Local operations in Austria and through resellers, in Russia and Singapore, increasing ReachLocal’s global footprint to a total of 15 countries.
●	Launched ClubLocal in San Francisco and ReachCommerce in three test markets.
●	Completed the beta test of ReachEdge moving toward general release in the US market starting this month.
●	Repurchased 536,000 shares of stock for $7.6 million during the quarter under an expanded buy-back authorization.

Management Commentary

“We had a solid second quarter driven by improvement in our North American operations and strong international growth of 41% on a constant currency basis,” said Zorik Gordon, Chief Executive Officer. “We also made significant progress on our product initiatives in the quarter, including the launch of a second ClubLocal market in San Francisco, the successful completion of the ReachEdge beta test, the beta release of ReachCommerce in three markets, as well as our recently announced deal to power home service bookings on Yelp.”

Quarterly Results at a Glance

(Table amounts in 000’s except key metrics and per share amounts)

	Q2 2013	Q2 2012	% Change
Revenue	$127,055	$112,212	13%
Net Income (Loss)	$(141)	$332	(142)%
Net Income (Loss) per Diluted Share	$(0.01)	$0.01	(200)%
Non-GAAP Net Income	$3,013	$3,402	(11)%
Non-GAAP Net Income per Diluted Share	$0.10	$0.12	(17)%
Adjusted EBITDA	$7,023	$5,947	18%
Underclassmen Expense	$11,337	$11,328	0%
Cash Flow from Continuing Operations	$7,107	$9,203	(23)%
Cash Flow from Operating Activities	$7,107	$9,161	(22)%

Revenue by Channel and Geography:
Direct Local Revenue	$101,354	$88,246	15%
National Brands, Agencies and Resellers (NBAR) Revenue	$25,701	$23,966	7%
International Revenue (included above)	$40,748	$29,536	38%

Key Metrics (at period end):
Active Advertisers	23,700	21,300	11%
Active Campaigns	35,100	31,500	11%
Total Upperclassmen	459	397	16%
Total Underclassmen	417	431	(3)%
Total IMCs	876	828	6%

Business Outlook

“Our full-year guidance, and our third quarter outlook, reflects modest growth in our North American markets and continued strong international performance. The significant currency impact of the recent US Dollar strength against the Australian dollar and other currencies in our foreign markets is the primary driver of our reduced expectations for revenue for the second half of the year,” said Ross Landsbaum, Chief Financial Officer. “We are maintaining our Adjusted EBITDA outlook, while continuing significant investments in the expansion of our international markets, ongoing salesforce optimization and our ReachEdge, ReachCommerce, and ClubLocal product initiatives.”

The Company’s outlook is as follows:

Third Quarter 2013

●	Revenue in the range of $130.5 million to $132.5 million
●	Adjusted EBITDA in the range of $6 million to $7 million
●	Ending Upperclassmen headcount of 460 to 480
●	Ending Underclassmen headcount of 460 to 480
●	Ending total IMC headcount of 920 to 960

Fiscal Year 2013

●	Revenues in the range of $515 million to $520 million
●	Adjusted EBITDA in the range of $29.5 million to $30.5 million
●	Ending Upperclassmen headcount of 470 to 510
●	Ending Underclassmen headcount of 300 to 340
●	Ending total IMC headcount of 770 to 850

Conference Call and Webcast Information

The ReachLocal second quarter 2013 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time on Tuesday, August 6, 2013. To participate on the live call, analysts and investors should dial 1-877-941-1427 at least ten minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, Adjusted EBITDA and constant currency revenues. Management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports on Underclassmen Expense, Active Advertisers, Active Campaigns and the total number of Internet Marketing Consultants (IMCs), as management believes that these metrics are important gauges of the progress of the Company’s performance.

The non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs. Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration) and amounts included in other non-operating income or expense. Constant currency revenues are determined by recalculating net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. Where constant currency revenue is presented for a period longer than one fiscal quarter, it is computed as the sum of the amount separately calculated for each quarter during that period.

Acquisition Related Costs: Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also have limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;
●

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;
●	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;
●

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

●

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

●	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;
●	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and
●	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue. While management believes that Underclassmen Expense provides useful information regarding the Company’s approximated investment in Underclassmen, the methodology used to arrive at the estimated Underclassmen Expense was developed internally by the Company, is not a concept or method recognized by GAAP and other companies may use different methodologies to calculate or approximate measures similar to Underclassmen Expense. Accordingly, the calculation of Underclassmen Expense may not be comparable to similar measures used by other companies. Management refers to sales through its sales force of Internet Marketing Consultants as its Direct Local channel. As the sale to agencies, resellers and national brands involves negotiations with businesses that generally represent an aggregated group of SMB advertisers, management groups them together as the National Brands, Agencies and Resellers (NBAR) channel.

Active Advertisers is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Advertisers by adjusting the number of Active Campaigns to combine clients with more than one Active Campaign as a single Active Advertiser. Clients with more than one location are generally reflected as multiple Active Advertisers. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Advertisers includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Campaigns is a number we calculate to approximate the number of individual products or services we are managing under contract for Active Advertisers. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client, we consider that two Active Campaigns. Similarly, if a client purchased ReachSearch campaigns for two different products or purposes, we consider that two Active Campaigns. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s guidance for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) our success in developing and offering new products and services in the highly competitive online advertising industry, (ii) our ability to expand our product suite into software-related products, (iii) our ability to expand into consumer-facing products; (iv) our ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (v) our ability to recruit, train and retain our Internet Marketing Consultants; (vi) our ability to attract and retain customers; (vii) our ability to successfully enter new markets and manage its international expansion; (viii) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (ix) our ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company’s business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc.(NASDAQ: RLOC) develops online marketing and transaction solutions that power local commerce for SMBs, from lead generation and lead conversion to booking and buying. Our global distribution network includes local Internet marketing consultants and service professionals, along with select third-party agencies and resellers throughout the United States, Canada, Australia, Austria, Brazil, Czech Republic, Germany, Japan, the Netherlands, New Zealand, Poland, Russia, Slovakia, and the United Kingdom. ReachLocal is headquartered in Woodland Hills, Calif. Subscribe to ReachLocal’s free newsletter to receive news, tips, and other online marketing insights.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Dana Harris Vice President, Corporate Communications ReachLocal, Inc. (818) 936-9904 dana.harris@reachlocal.com

REACHLOCAL, INC.

UNAUDITED BALANCE SHEETS

(in thousands, except per share data)

	June 30,	December 31,
	2013	2012
Assets
Current Assets:
Cash and cash equivalents	$81,437	$92,336
Short-term investments	553	3,149
Accounts receivable, net	8,320	5,689
Other receivables and prepaid expenses	10,616	8,957
Total current assets	100,926	110,131

Property and equipment, net	12,211	11,066
Capitalized software development costs, net	17,295	14,704
Restricted certificates of deposit	1,344	1,226
Intangible assets, net	1,780	2,442
Other assets	7,108	4,044
Goodwill	42,083	42,083
Total assets	$182,747	$185,696

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable	$37,883	$35,297
Accrued expenses	26,955	27,422
Deferred revenue and other current liabilities	35,067	36,304
Liabilities of discontinued operations, net	770	767
Total current liabilities	100,675	99,790

Deferred rent and other liabilities	4,698	4,020
Total liabilities	105,373	103,810

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(76)	(89)
Additional paid-in capital	108,690	110,573
Accumulated deficit	(27,852)	(27,076)
Accumulated other comprehensive loss	(3,388)	(1,522)
Total stockholders’ equity	77,374	81,886
Total liabilities and stockholders’ equity	$182,747	$185,696

REACHLOCAL, INC.

UNAUDITED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenue	$127,055	$112,212	$248,875	$216,215
Cost of revenue	64,247	55,656	125,800	108,046
Operating expenses:
Selling and marketing	46,791	41,176	91,490	79,719
Product and technology	5,497	4,399	11,673	8,732
General and administrative	9,987	10,468	19,212	20,275

Total operating expenses	62,275	56,043	122,375	108,726

Income (loss) from operations	533	513	700	(557)
Other income, net	114	102	341	305

Income (loss) before provision for (benefit from) income taxes	647	615	1,041	(252)
Provision for income taxes	788	283	1,817	422
Net income (loss)	$(141)	$332	$(776)	$(674)

Net income ( loss) per share
Basic	$(0.01)	$0.01	$(0.03)	$(0.02)
Diluted	$(0.01)	$0.01	$(0.03)	$(0.02)

Weighted average common shares used in computation of net income (loss) per share
Basic	27,910	28,375	28,011	28,367
Diluted	27,910	28,905	28,011	28,367

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$159	$71	$295	$125
Selling and marketing	801	385	1,631	685
Product and technology	33	131	262	380
General and administrative	1,509	1,651	3,034	3,144
	$2,502	$2,238	$5,222	$4,334

Depreciation and amortization:
Cost of revenue	$188	$148	$407	$270
Selling and marketing	689	601	1,668	1,119
Product and technology	2,762	2,081	5,487	4,050
General and administrative	349	366	457	721
	$3,988	$3,196	$8,019	$6,160

REACHLOCAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except per share data)

	Six Months Ended June 30,
	2013	2012
Cash flow from operating activities:
Net loss	$(776)	$(674)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	8,019	6,160
Stock-based compensation	5,222	4,334
Excess tax benefits from stock-based awards	(1,090)	-
Provision for doubtful accounts	296	78
Changes in operating assets and liabilities:
Accounts receivable	(3,030)	(246)
Other receivables and prepaid expenses	(1,762)	568
Other assets	(610)	9
Accounts payable and accrued expenses	4,539	6,677
Deferred revenue, rent and other liabilities	1,003	5,651
Net cash provided by operating activities, continuing operations	11,811	22,557
Net cash used for operating activities, discontinued operations	-	(178)
Net cash provided by operating activities	11,811	22,379

Cash flow from investing activities:
Additions to property, equipment and software	(11,272)	(8,195)
Acquisitions, net of acquired cash	(363)	(1,074)
Investment in partnership	(2,500)	-
Purchases of certificates of deposit and short-term investments	(230)	-
Maturities of certificates of deposits and short-term investments	2,569	701
Net cash used in investing activities	(11,796)	(8,568)

Cash flow from financing activities:
Proceeds from exercise of stock options	4,370	336
Excess tax benefits from stock-based awards	1,090	-
Common stock repurchases	(12,990)	(4,025)
Net cash used in financing activities	(7,530)	(3,689)

Effect of exchange rate changes on cash and cash equivalents	(3,384)	(308)

Net change in cash and cash equivalents	(10,899)	9,814
Cash and cash equivalents—beginning of period	92,336	84,525

Cash and cash equivalents—end of period	$81,437	$94,339

REACHLOCAL, INC.

Reconciliation of Adjusted EBITDA to Income (Loss) from Operations

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Income (loss) from operations	$533	$513	$700	$(557)
Add:
Depreciation and amortization	3,988	3,196	8,019	6,160
Stock-based compensation	2,502	2,238	5,222	4,334
Acquisition and integration costs	-	-	-	32
Adjusted EBITDA (1)	$7,023	$5,947	$13,941	$9,969

Underclassmen Expense (2)	$11,337	$11,328	$22,831	$22,383

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended June 30, 2013 and 2012

(in thousands, except per share amounts)

	Three Months Ended June 30, 2013				Three Months Ended June 30, 2012
		Adjustments:				Adjustments:
	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$127,055			$127,055	$112,212	-	-	$112,212
Cost of revenue	64,247	(159)	(13)	64,075	55,656	(71)	(11)	55,574
Operating expenses:
Sales and marketing	46,791	(801)	-	45,990	41,176	(385)	-	40,791
Product and technology	5,497	(375)	(259)	4,863	4,399	(465)	(238)	3,696
General and administrative	9,987	(1,509)	-	8,478	10,468	(1,651)	(192)	8,625
Total Operating expenses	62,275	(2,685)	(259)	59,331	56,043	(2,501)	(430)	53,112
Income (loss) from operations	533	2,844	272	3,649	513	2,572	441	3,526
Other income, net	114	-	-	114	102	-	-	102
Income (loss) before provision for (benefit from) income taxes	647	2,844	272	3,763	615	2,572	441	3,628
Provision for (benefit from) income taxes	788	-	(38)	750	283	-	(57)	226
Net income (loss)	$(141)	2,844	310	$3,013	$332	2,572	498	$3,402

Net income (loss) per share
Basic income (loss) per share	$(0.01)			$0.11	$0.01			$0.12
Diluted income (loss) per share	$(0.01)			$0.10	$0.01			$0.12

Weighted average shares outstanding
Basic	27,910			27,910	28,375			28,375
Diluted	27,910			29,656	28,905			28,905

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Six Months Ended June 30, 2013 and 2012

(in thousands, except per share amounts)

	Six Months Ended June 30, 2013				Six Months Ended June 30, 2012
		Adjustments:				Adjustments:
	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$248,875			$248,875	$216,215	-	-	$216,215
Cost of revenue	125,800	(295)	(21)	125,484	108,046	(125)	(22)	107,899
Operating expenses:
Sales and marketing	91,490	(1,631)	-	89,859	79,719	(685)	-	79,034
Product and technology	11,673	(930)	(649)	10,094	8,732	(1,049)	(553)	7,130
General and administrative	19,212	(3,034)	-	16,178	20,275	(3,144)	(384)	16,747
Total Operating expenses	122,375	(5,595)	(649)	116,131	108,726	(4,878)	(937)	102,911
Income (loss) from operations	700	5,890	670	7,260	(557)	5,003	959	5,405
Other income, net	341	-	-	341	305	-	-	305
Income (loss) before provision for (benefit from) income taxes	1,041	5,890	670	7,601	(252)	5,003	959	5,710
Provision for (benefit from) income taxes	1,817	-	(87)	1,730	422	-	(73)	349
Net income (loss)	$(776)	5,890	757	$5,871	$(674)	5,003	1,032	$5,361

Net income (loss) per share
Basic income (loss) per share	$(0.03)			$0.21	$(0.02)			$0.19
Diluted income (loss) per share	$(0.03)			$0.20	$(0.02)			$0.19

Weighted average shares outstanding
Basic	28,011			28,011	28,367			28,367
Diluted	28,011			29,591	28,367			28,892

REACHLOCAL, INC.

Reconciliation of GAAP to Constant Currency Revenue

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
North American GAAP Revenue	$86,307	$82,676	$169,440	$159,152
Constant Currency Adjustment	49	133	72	181
North American Revenue at Constant Currency (5)	$86,356	$82,809	$169,512	$159,333

As Reported Growth Rates	4.4%	14.7%	6.5%	14.5%
Constant Currency Growth Rates	4.5%	14.9%	6.5%	14.7%

International GAAP Revenue	$40,748	$29,536	$79,435	$57,063
Constant Currency Adjustment	934	1,501	1,550	1,022
International Revenue at Constant Currency (5)	$41,682	$31,037	$80,985	$58,085

As Reported Growth Rates	38.0%	42.9%	39.2%	50.7%
Constant Currency Growth Rates	41.1%	50.2%	41.9%	53.4%

Consolidated GAAP Revenue	$127,055	$112,212	$248,875	$216,215
Constant Currency Adjustment	983	1,634	1,622	1,203
Consolidated Revenue at Constant Currency (5)	$128,038	$113,846	$250,497	$217,418

As Reported Growth Rates	13.2%	21.0%	15.1%	22.3%
Constant Currency Growth Rates	14.1%	22.7%	15.9%	23.0%

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration) and amounts included in other non-operating income or expense.

(2) Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue.

(3) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(4) Acquisition Related Costs, including the amortization and any impairment of acquired intangibles, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(5) Constant currency revenues are determined by recalculating net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. The company uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Where constant currency revenue is presented for a period longer than one fiscal quarter, it is computed as the sum of the amount separately calculated for each quarter during that period.